                          TCW/DW TOTAL RETURN TRUST

                            Two World Trade Center
                           New York, New York 10048

DEAR SHAREHOLDER:
-----------------------------------------------------------------------------

   The U.S. stock market has effectively been on cruise control throughout much of this year, rising 10 percent as of June 30, 1996. However, a sharp, broadly based sell-off in stock prices occurred in the first half of July which brought forth fears of a secular bear market. Several factors, some actually in conflict with one another, acted as triggers for the sell-off. These included frustration that the Federal Reserve Board did not tighten policy in early July in an effort to hold inflation at bay. This led to anxiety in the bond market which, in turn, affected equities. Also, earnings disappointments among several top-tier technology companies prompted fears that corporate profitability had peaked. These announcements accelerated the bursting of the speculative bubble in small technology companies. Finally, prompted by a slowdown in mutual fund sales in June relative to the torrid pace of the first five months of 1996, concern grew regarding the possibility of mass redemptions in response to a falling stock market.

   While the pace of the July correction was among the steepest on record, a collateral benefit has been the piercing of the aforementioned speculative bubble, which brought investor expectations back to reality. Once this volatility subsides, which may take a few months, many analysts expect a more gradual and sustainable rise in stock prices to resume, at a pace in line with earnings growth rates.

   TCW/DW Total Return Trust's investment adviser, TCW Funds Management, Inc., believes that the U.S. economy is not in any immediate danger of overheating. The investment adviser continues to believe that the threat of rising inflation is remote, given massive global excess capacity, fiscal downsizing and privatizations, a rising U.S. dollar, restrained money-supply growth and top-heavy consumer balance sheets. Furthermore, the investment adviser anticipates a moderation of growth in the second half of the year and an extension of the current business cycle well into 1997 and perhaps beyond. Nascent recoveries in Europe and Japan, as well as in the developing markets of Latin America and eastern Europe are expected to support further profit growth for top American companies, which are well represented in the Fund's portfolio.

   Although many market observers would have welcomed a modest tightening by the Federal Reserve Board, it is not clear that such a move is called for at this time, even recognizing the lags involved in monetary policy changes. According to the investment adviser, there is little pricing power in the economy, and intense global competition. Clearly, some resources are in short supply and their prices firm, but many others that are in more-than-adequate supply are suffering pricing pressures. In the investment adviser's view, the strong productivity gains achieved through the deployment of technology, especially in the service sector, have undoubtedly pushed the threshold unemployment rate to below the level at which inflation would accelerate. What's more, a firmer dollar cuts import prices and the trade gap itself provides another safety valve, as does the downsizing of both government and private industry.

   Despite signs that growth is moderating from its rapid second-quarter pace, there are no serious imbalances that should be regarded as harbingers of recession. Employment and personal income growth are both vigorous, consumer confidence high, the personal savings rate understated, and both capital spending and exports are still in solid upward trends. The latter will benefit more as Europe, Japan and the world's emerging economies recover. The relatively few disappointments in corporate profits, particularly among technology companies, were related principally to inventory and product cycles rather than representing an overall economic deterioration. Second-half profits are likely to make for more pleasant reading, particularly in relation to the recently deflated expectations of investors.

PERFORMANCE AND PORTFOLIO STRUCTURE

   For the fiscal year ended July 31, 1996, the Fund produced a total return of 8.23 percent, versus 16.51 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and 5.31 percent for the Lehman Brothers Government/Corporate Bond Index. The Fund's current income yield at the end of the fiscal year was 3 percent. This figure is slightly lower than 12 months ago but is still above the S&P 500's overall dividend yield, which was slightly above 2 percent. While the investment adviser believes that capital appreciation is the key to building wealth, the Fund is committed to maintaining a high level of current income.

   The accompanying chart illustrates the growth of a $10,000 investment in the Fund since inception (November 30, 1994) through the fiscal year ended July 31, 1996, versus a similar hypothetical investment in the issues that comprise the S&P 500.

   As of July 31, 1996, 82 percent of the Fund's assets was invested in U.S. common and preferred stocks, 15 percent was invested in U.S. Government Securities, with the remaining 3 percent invested in repurchase agreements. For growth, the investment adviser's stock-selection process concentrates on companies with earnings growth potential well above that of the overall market. For current income, the portfolio features investment-grade fixed-income securities and high-quality Real Estate Investment Trusts (REITs). Specific sectors of focus are technology, aerospace and defense, and financial services.

   Technology stocks held in the Fund include Intel, Motorola, Hewlett-Packard Co., Ascend Communications, Inc., Cascade Communications Corp. and Storage Technology Corp. The investment adviser has identified three factors that are expected to stimulate rapid worldwide revenue and profit growth for these industry leaders: (1) the extremely rapid growth of online and Internet services; (2) an imminent corporate personal computer upgrade cycle following the expected late-summer introduction of Windows NT and Intel's Pentium Pro microprocessor; and (3) the impact of telecommunications deregulation in the United States and continuing privatizations abroad.

   Notable aerospace and defense stocks held in the Fund include Boeing Co., Coltec Industries, Inc., and United Technologies Corp. Orders for commercial aircraft are increasing as a result of the need to replace old airplanes with more fuel-efficient, safer models. Demand is also strong in the emerging economies of Latin America and Asia.

   In the financial services arena, the Fund holds such names as Citicorp, CWM Mortgage Holdings, Inc., Federal Home Loan Mortgage Corp., Morgan (J.P.) & Co., Inc., Merrill Lynch & Co., Inc., and Marsh & McLennan Companies, Inc. This sector is benefiting from several trends. For one, the increasing savings rate in the United States is stimulating demand for insurance and investment products. Also, technology is

                           TCW/DW TOTAL RETURN TRUST

                               GROWTH OF $10,000

        DATE                         TOTAL                      S&P 500
==============================================================================
   November 30, 1994               $10,000                      $10,000
------------------------------------------------------------------------------
   July 31, 1995                   $11,904                      $12,610
------------------------------------------------------------------------------
   July 31, 1996                   $12,483 (3)                  $14,693
==============================================================================

                          AVERAGE ANNUAL TOTAL RETURN

                            ONE YEAR   LIFE OF FUND
                          ===========================
                             8.23 (1)     16.41 (1)
                          ---------------------------
                             3.23 (2)     14.23 (2)
                          ===========================

                          ===========================
                              Fund       S&P 500 (4)
                          ===========================

Past performance is not predictive of future returns.

---------------------------------------

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 year-
    5%, since inception-4%). See the Fund's current prospectus for complete details on fees and sales charges.

(3) Closing value after the deduction of a 4% CDSC assuming a complete redemption on July 31, 1996.

(4) The Standard and Poors 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The index does not include any expenses, fees or charges. Past performance is not predictive of future returns. The index is unmanaged and should not be considered an investment.

bringing down the cost of managing and distributing consumer financial products such as credit cards and home mortgage loans. As a result, the consumer is able to benefit from better services at lower cost, which causes more rapid industry growth. In addition, international growth is strong and just beginning to gain momentum. Basic financial services such as credit cards and insurance--long taken for granted in the developed world--are considered to be new products in the emerging economies of Asia, Latin America and eastern Europe. As a result, the investment adviser expects demand to be particularly strong in those markets.

LOOKING AHEAD

   The investment adviser's outlook is for low inflation, stable interest rates and moderate worldwide economic growth. They believe that the Fund's portfolio is structured to benefit from these trends. The long-term history of the cash-buying public offers little precedent to suggest an imminent "run on the bank" by mutual fund investors, particularly participants in the large and growing 401(k) market, who have tended to adopt a long-term outlook. All in all, the stressful month of July notwithstanding, the investment adviser believes that the long-term outlook for the stock and bond markets remains positive.

   We appreciate your support of TCW/DW Total Return Trust and look forward to continuing to serve your investment needs and objectives.

                                                     Very truly yours,

                                                   /s/ Charles A. Fiumefreddo
                                                   --------------------------
                                                     Charles A. Fiumefreddo
                                                     Chairman of the Board

TCW/DW TOTAL RETURN TRUST
Portfolio of Investments July 31, 1996
-----------------------------------------------------------------------------

 NUMBER OF
   SHARES                                              VALUE
-----------                                       -------------
            COMMON STOCKS (82.9%)
            AIRCRAFT & AEROSPACE (11.1%)
 17,000     Boeing Co. ...........................  $ 1,504,500
107,600     Coltec Industries, Inc.* .............    1,519,850
 50,600     Continental Airlines, Inc. (Class B)*     1,277,650
  9,500     United Technologies Corp. ............    1,069,937
                                                  -------------
                                                      5,371,937
                                                  -------------
            AUTOMOTIVE (6.2%)
 40,000     Chrysler Corp. .......................    1,135,000
 36,000     Ford Motor Co. .......................    1,170,000
 14,600     General Motors Corp. .................      711,750
                                                  -------------
                                                      3,016,750
                                                  -------------
            BANKING (2.0%)
 11,100     Morgan (J.P.) & Co., Inc. ............      954,600
                                                  -------------
            BANKS -INTERNATIONAL (2.0%)
 11,600     Citicorp .............................      949,750
                                                  -------------
            BROKERAGE (4.6%)
 15,200     Marsh & McLennan Companies, Inc.  ....    1,377,500
 14,600     Merrill Lynch & Co., Inc. ............      881,475
                                                  -------------
                                                      2,258,975
                                                  -------------
            COMMERCIAL SERVICES (5.6%)
 40,200     America Online, Inc.* ................    1,226,100
 48,000     Corrections Corp. of America*  .......    1,488,000
                                                  -------------
                                                      2,714,100
                                                  -------------
            COMMUNICATIONS -
             EQUIPMENT & SOFTWARE (3.1%)
  7,700     Ascend Communications, Inc.* .........      372,487
  6,800     Cascade Communications Corp.*  .......      417,350
 13,400     Cisco Systems, Inc.* .................      693,450
                                                  -------------
                                                      1,483,287
                                                  -------------
            COMPUTER EQUIPMENT (2.9%)
 42,000     Storage Technology Corp.* ............    1,422,750
                                                  -------------
            CONSUMER PRODUCTS (2.7%)
 17,300     Kimberly-Clark Corp. .................    1,314,800
                                                  -------------
            ELECTRONICS -DEFENSE (2.8%)
 30,800     Hewlett-Packard Co. ..................    1,355,200
                                                  -------------
            ELECTRONICS -SEMICONDUCTORS/
             COMPONENTS (6.0%)
 20,100     Intel Corp. ..........................    1,507,500
 25,900     Motorola, Inc. .......................    1,398,600
                                                  -------------
                                                      2,906,100
                                                  -------------
            ENTERTAINMENT (2.2%)
 34,600     Circus Circus Enterprises, Inc.*  ....    1,063,950
                                                  -------------
            FINANCIAL (2.0%)
 11,500     Federal Home Loan Mortgage Corp.  ....      968,875
                                                  -------------
            HEALTHCARE -DRUGS (2.8%)
 21,400     Merck & Co., Inc. ....................  $ 1,374,950
                                                  -------------
            HOUSEHOLD PRODUCTS (2.0%)
 23,200     Tupperware Corp.* ....................      991,800
                                                  -------------
            METALS (2.8%)
 57,200     Titanium Metals Corp.* ...............    1,365,650
                                                  -------------
            OIL -FOREIGN (2.5%)
 20,800     Chevron Corp. ........................    1,203,800
                                                  -------------
            OIL WELL -MACHINERY (1.9%)
 11,600     Schlumberger, Ltd. ...................      928,000
                                                  -------------
            REAL ESTATE INVESTMENT TRUST (11.6%)
 88,700     CWM Mortgage Holdings, Inc. ..........    1,530,075
 24,800     Developers Diversified Realty Corp.  .      778,100
 50,700     General Growth Properties, Inc.  .....    1,248,488
 47,900     Security Capital Pacific Trust  ......      993,925



 38,100     Spieker Properties, Inc. .............    1,085,850
                                                  -------------
                                                      5,636,438
                                                  -------------
            RETAIL -SPECIALTY (6.1%)
 40,900     Corporate Express, Inc.* .............    1,528,638
 41,100     CUC International, Inc.* .............    1,428,225
                                                  -------------
                                                      2,956,863
                                                  -------------
            TOTAL COMMON STOCKS
             (IDENTIFIED COST $39,336,045)  ......   40,238,575
                                                  -------------
            CONVERTIBLE PREFERRED STOCK (3.0%)
            INDUSTRIALS
 59,700     James River Corp. of Virginia (Series
             P) $1.55 (Identified Cost
             $1,567,578) .........................    1,447,725
                                                  -------------
            U.S. GOVERNMENT AGENCY MORTGAGE
             PASS-THROUGH CERTIFICATE (2.2%)

   $1,091   Federal Home Loan Mortgage Corp. PC
             Gold 6.50% due 05/01/11
             (Identified Cost $1,063,492)  ......     1,053,432
                                                  -------------
            U.S. GOVERNMENT OBLIGATION (8.9%)
    4,300   U.S. Treasury Note 6.875% due
             05/15/06 (Identified Cost
             $4,293,976) ........................     4,319,484
                                                  -------------
            SHORT-TERM INVESTMENTS (7.7%)
            U.S. GOVERNMENT AGENCY (a) (4.1%)
    2,000   Federal Home Loan Banks 5.18% due
             08/01/96 ...........................     2,000,000
                                                  -------------





TCW/DW TOTAL RETURN TRUST
Portfolio of Investments July 31, 1996 (continued)
-----------------------------------------------------------------------------
 PRINCIPAL
 AMOUNT (IN
 THOUSANDS)                                          VALUE
-----------                                     -------------
            REPURCHASE AGREEMENT (3.6%)
   $1,753   The Bank of New York 5.75% due
             08/01/96 (dated 07/31/96; proceeds
             $1,753,731; collateralized by
             $2,079,191 Federal Mortgage
             Acceptance Corp. 7.00% due
             04/01/24 valued at $1,788,520)
             (Identified Cost $1,753,451)  ......    $1,753,451
                                                  -------------
            TOTAL SHORT-TERM INVESTMENTS
             (IDENTIFIED COST $3,753,451)  ......     3,753,451
                                                  -------------

                                                     VALUE
                                                -------------
TOTAL INVESTMENTS
 (IDENTIFIED COST $50,014,542) (B)   104.7%         $50,812,667
LIABILITIES IN EXCESS
 OF OTHER ASSETS ..................  (4.7)           (2,288,271)
                                                  -------------
NET ASSETS ........................  100.0%         $48,524,396
                                                  =============

------------

    *  Non-income producing security.

   (a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

   (b) The aggregate cost for federal income tax purposes is $50,017,407. The aggregate gross unrealized appreciation is $2,879,301 and the aggregate gross unrealized depreciation is $2,084,041, resulting in net unrealized appreciation of $795,260.

See Notes to Financial Statements

TCW/DW TOTAL RETURN TRUST
Financial Statements
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
July 31, 1996
-----------------------------------------------------------------------------

 ASSETS:
Investments in securities, at value
 (identified cost $50,014,542) .............   $50,812,667
Receivable for:
 Investments sold ..........................       492,840
 Shares of beneficial interest sold  .......        78,224
 Dividends .................................        69,444
 Interest ..................................        68,954
Deferred organizational expenses ...........       101,129
Prepaid expenses ...........................        24,385
                                             -------------
  TOTAL ASSETS .............................    51,647,643
                                             -------------
LIABILITIES:
Payable for:
 Investments purchased .....................     2,994,773
 Plan of distribution fee ..................        39,219
 Management fee ............................        15,520
 Investment advisory fee ...................        13,274
 Shares of beneficial interest repurchased           2,148
Accrued expenses ...........................        58,313
                                             -------------
  TOTAL LIABILITIES ........................     3,123,247
                                             -------------
NET ASSETS:
Paid-in-capital ............................    43,279,108
Net unrealized appreciation ................       798,125
Accumulated undistributed net investment
 income ....................................        46,982
Accumulated undistributed net realized gain      4,400,181
                                             -------------
  NET ASSETS ...............................   $48,524,396
                                             =============
NET ASSET VALUE PER SHARE, 4,042,347 shares
 outstanding (unlimited shares authorized
 of $.01 par value) ........................   $     12.00
                                             =============

  STATEMENT OF OPERATIONS
  For the year ended July 31, 1996
-----------------------------------------------------------------------------

 NET INVESTMENT INCOME:
 INCOME
  Dividends (net of $6,304 foreign
   withholding tax) ..................   $   916,695
  Interest ...........................       576,438
                                       -------------
   TOTAL INCOME ......................     1,493,133
                                       -------------
 EXPENSES
  Plan of distribution fee ...........       394,800
  Management fee .....................       204,371
  Investment advisory fee ............       136,247
  Professional fees ..................        83,759
  Transfer agent fees and expenses  ..        51,034
  Shareholder reports and notices  ...        48,482
  Trustees' fees and expenses  .......        31,410
  Organizational expenses ............        30,396
  Custodian fees .....................        14,604
  Registration fees ..................         8,968
  Other ..............................         2,231
                                       -------------
   TOTAL EXPENSES BEFORE AMOUNTS
    WAIVED/REIMBURSED ................     1,006,302
   LESS: AMOUNTS WAIVED/REIMBURSED  ..      (105,262)
                                       -------------
   TOTAL EXPENSES AFTER AMOUNTS
    WAIVED/REIMBURSED ................       901,040
                                       -------------
   NET INVESTMENT INCOME .............       592,093
                                       -------------






NET REALIZED AND UNREALIZED GAIN
 (LOSS):
  Net realized gain ..................     4,933,040
  Net change in unrealized
   appreciation ......................    (2,291,729)
                                       -------------
   NET GAIN ..........................     2,641,311
                                       -------------
   NET INCREASE ......................   $ 3,233,404
                                       =============

STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------

                                                                   FOR THE YEAR        FOR THE PERIOD
                                                                  ENDED JULY 31,     NOVEMBER 30, 1994*
                                                                       1996         THROUGH JULY 31, 1995
                                                                -----------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
  Net investment income .......................................     $   592,093          $  564,613
  Net realized gain ...........................................       4,933,040           1,236,101
  Net change in unrealized appreciation .......................      (2,291,729)          3,089,854
                                                                ---------------    -----------------
   Net increase ...............................................       3,233,404           4,890,568
                                                                ---------------    -----------------
 Dividends and distributions from:
  Net investment income .......................................        (762,557)           (347,167)
  Net realized gain ...........................................      (1,768,960)             --
                                                                ---------------    -----------------
   Total ......................................................      (2,531,517)           (347,167)
                                                                ---------------    -----------------

                                                                   FOR THE YEAR        FOR THE PERIOD
                                                                  ENDED JULY 31,     NOVEMBER 30, 1994*
                                                                       1996         THROUGH JULY 31, 1995
                                                                -----------------  ---------------------
Net increase from transactions in shares of beneficial
  interest ....................................................      11,804,931           31,374,177
                                                                ---------------    -----------------
   Total increase .............................................      12,506,818           35,917,578
NET ASSETS:
 Beginning of period ..........................................      36,017,578              100,000
                                                                ---------------    -----------------

 END OF PERIOD (including undistributed net investment income
  of $46,982 and $217,446, respectively) ......................     $48,524,396          $36,017,578
                                                                ===============    =================

------------

   *  Commencement of operations.

                      See Notes to Financial Statements

TCW/DW TOTAL RETURN TRUST
Notes to Financial Statements July 31, 1996
-----------------------------------------------------------------------------
1. ORGANIZATION AND ACCOUNTING POLICIES--TCW/DW Total Return Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is high total return from capital growth and income. The Fund seeks to achieve its objective by investing primarily in equity and equity-related securities issued by domestic and foreign companies. The Fund was organized as a Massachusetts business trust on June 29, 1994 and on August 22, 1994 the Fund issued 10,000 shares of beneficial interest to Dean Witter InterCapital Inc. ("InterCapital"), an affiliate of Dean Witter Services Company Inc. (the "Manager"), for $100,000 to effect the Fund's initial capitalization. The Fund commenced operations on November 30, 1994.

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

    A. Valuation of Investments--(1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; and (4) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

    B. Accounting for Investments--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is accrued daily.

    C. Federal Income Tax Status--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

    D. Dividends and Distributions to Shareholders--The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for

TCW/DW TOTAL RETURN TRUST
Notes to Financial Statements July 31, 1996 (continued)
-----------------------------------------------------------------------------
    tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

    E. Organizational Expenses--InterCapital paid the organizational expenses of the Fund in the amount of approximately $127,000 which was reimbursed exclusive of $4,817 which has been absorbed by InterCapital. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT--Pursuant to a Management Agreement, the Fund pays the Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.45% to the net assets of the Fund determined as of the close of each business day.

   Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. INVESTMENT ADVISORY AGREEMENT--Pursuant to an Investment Advisory Agreement with TCW Funds Management, Inc. (the "Adviser"), the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.30% to the net assets of the Fund determined as of the close of each business day.

   Under the terms of the Investment Advisory Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

   InterCapital assumed all operating expenses (except for any 12b-1 and/or brokerage fees), the Manager waived the compensation provided for in its Management Agreement and the Adviser waived the compensation provided for in its Advisory Agreement until September 27, 1995.

4. PLAN OF DISTRIBUTION--Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gains distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or
(b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Manager and Distributor, and other employees and selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and

TCW/DW TOTAL RETURN TRUST
Notes to Financial Statements July 31, 1996 (continued)
-----------------------------------------------------------------------------
telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and the preparation,printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses by the Distributor.

   Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

   Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, included carrying charges, totaled $2,360,033 at July 31, 1996.

   The Distributor has informed the Fund that for the year ended July 31, 1996, it received approximately $215,000 in contingent deferred sales charges from certain redemptions of the Fund's shares. The Fund's shareholders pay such charges which are not an expense of the Fund.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES--The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 1996 aggregated $124,790,261 and $116,022,724, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $31,329,713 and $30,264,376, respectively.

   For the year ended July 31, 1996, the Fund incurred brokerage commissions of $36,391 with DWR for portfolio transactions executed on behalf of the Fund. At July 31, 1996, the Fund's payable for investments purchased included unsettled trades with DWR of $217,555.

   Dean Witter Trust Company, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At July 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $5,100.

6. SHARES OF BENEFICIAL INTEREST--Transactions in shares of beneficial interest were as follows:

                                                                      FOR THE PERIOD
                                              FOR THE YEAR ENDED    NOVEMBER 30, 1994*
                                                 JULY 31, 1996     THROUGH JULY 31, 1995
                                                     SHARES               AMOUNT            SHARES        AMOUNT
                                              ------------------  ---------------------  -----------  -------------
Sold ........................................      1,659,330           $ 20,294,836        3,312,310    $34,211,447
Reinvestment of dividends and distributions          190,676              2,261,482           28,873        312,496
                                              --------------      -----------------      -----------  -------------
                                                   1,850,006             22,556,318        3,341,183     34,523,943
Repurchased .................................       (872,725)           (10,751,387)        (286,117)    (3,149,766)
                                              --------------      -----------------      -----------  -------------
Net increase ................................        977,281           $ 11,804,931        3,055,066    $31,374,177
                                              ==============      =================      ===========  =============

------------

*Commencement of operations.

TCW/DW TOTAL RETURN TRUST
Financial Highlights
-----------------------------------------------------------------------------

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                           FOR THE YEAR       FOR THE PERIOD
                                          ENDED JULY 31,    NOVEMBER 30, 1994*
                                               1996        THROUGH JULY 31, 1995
                                         ---------------  ---------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ..      $11.75         $    10.00
                                         -----------      -------------
Net investment income ..................        0.15               0.21
Net realized and unrealized gain  ......        0.80               1.68
                                         -----------      -------------
Total from investment operations  ......        0.95               1.89
                                         -----------      -------------
Less dividends and distributions from:
 Net investment income .................       (0.21)             (0.14)
 Net realized gain .....................       (0.49)                --
                                         -----------      -------------
Total dividends and distributions  .....       (0.70)             (0.14)
                                         -----------      -------------
Net asset value, end of period .........      $12.00         $    11.75
                                         ===========      =============
TOTAL INVESTMENT RETURN+ ...............        8.23%             19.04%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................        1.98%(4)           0.94%(2)(3)
Net investment income ..................        1.30%(4)           3.19%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands       $48,524             $36,018
Portfolio turnover rate ................          261%                 91%(1)
Average commission rate paid ...........      $0.0582                --


------------

 *     Commencement of operations.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Manager and Investment Adviser, the above annualized expense and net investment ratios would have been 2.66% and 1.47%, respectively.
(4) If the Fund had borne all of its expenses that were reimbursed or waived by the Manager and Adviser, the above annualized expense and net investment ratios would have been 2.21% and 1.07%, respectively.

                      See Notes to Financial Statements

TCW/DW TOTAL RETURN TRUST
Report of Independent Accountants
-----------------------------------------------------------------------------

To the Shareholders and Trustees of TCW/DW Total Return Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Total Return Trust (the "Fund") at July 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 30, 1994 (commencement of operations) through July 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
September 13, 1996

                     1996 FEDERAL TAX NOTICE (unaudited)

  For the year ended July 31, 1996, 8% of ordinary income dividends (including short-term capital gain distributions) paid to shareholders qualified for the dividends received deduction available to corporations.

TRUSTEES

John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Thomas E. Larkin, Jr.
President

Sheldon Curtis
Vice President, Secretary and
General Counsel

James A. Tilton
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center --Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


MANAGER

Dean Witter Services Company Inc.


ADVISER

TCW Funds Management, Inc.


This report is submitted for the general information of shareholders of the Trust. For more detailed information about the Trust, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Trust.
This report is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective prospectus.



 TCW/DW

   TOTAL RETURN
   TRUST

     Annual Report
     July 31, 1996